SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
October 28, 2021

Loyalty Ventures Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-40776	87-1353472
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

7500 DALLAS PARKWAY, SUITE 700
PLANO, Texas 75024
(Address and Zip Code of Principal Executive Offices)

(214) 494-3000
(Registrant’s Telephone Number, including Area Code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	LYLT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

Item 2.02.  Other Events.
On October 28, 2021, Alliance Data Systems Corporation (“ADS”) issued a press release regarding its results of operations for its third quarter ended September 30, 2021. The results of operations for ADS included the performance of the LoyaltyOne segment of ADS’ business (the “Loyalty Segment”), which will constitute the business of Loyalty Ventures Inc. (the “Company”) following the transfer of all the assets and liabilities of the Loyalty Segment to the Company or its subsidiaries and the distribution of 81% of the outstanding capital stock of the Company pro rata to the holders of ADS common stock as of the close of business on October 27, 2021 (the “Separation”). The Separation is expected to be completed on November 5, 2021. Extracts from this press release that relate to the results of operations of the Loyalty Segment are furnished as Exhibit 99.1.
The historical financial information for the Loyalty Segment included in Exhibit 99.1 has been extracted from ADS’ consolidated financial statements and accounting records and does not necessarily indicate what the Company’s results of operations, financial condition or cash flows would have been had the Company been operating as an independent public company during the period presented, nor is it necessarily indicative of the Company’s future results of operations, financial condition or cash flows.
Item 7.01 Regulation FD Disclosure.
On October 28, 2021, ADS issued a press release regarding its results of operations for its third quarter ended September 30, 2021. Extracts from this press release that relate to the results of operations of the Loyalty Segment are furnished as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
Exhibit No.	Document Description

99.1	Extracts from ADS’ Press Release dated October 28, 2021 announcing the results of operations for the third quarter ended September 30, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

The information contained in this report (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Loyalty Ventures Inc.

Date: October 28, 2021	By:	/s/ Cynthia L. Hageman
Cynthia L. Hageman
Executive Vice President, General Counsel and Secretary